Exhibit 99.3

GUARANTY AGREEMENT

          THIS GUARANTY AGREEMENT ("Guaranty"), dated ______ ___, 2007, is made and entered into upon the terms hereinafter set forth, by TRUSTCASH, LLC, a Delaware limited liability company ("Trustcash"), ALTERNATE PAYMENT SYSTEMS, INC., a Delaware corporation ("Sub"; and together with Trustcash, each a "Guarantor" and collectively, the "Guarantors"), jointly and severally, in favor of LTGTTC, LLC, a Tennessee limited liability company ("Creditor").

RECITALS:

          WHEREAS, Guarantors are party to that certain Purchase Agreement of even date herewith, among Guarantors, TRUSTCASH HOLDINGS, INC., a Delaware corporation ("Debtor") and all of the holders of Membership Interest in Trustcash (as the same may be amended, supplemented, extended or otherwise modified from time to time, the "Purchase Agreement");

          WHEREAS, as partial payment for the purchase price pursuant to the Purchase Agreement, Debtor has executed that certain Secured Term Promissory Note of even date herewith, in the principal amount of $700,000.00 (the "Loan"), payable to the order of Creditor (as the same may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Note"; except as otherwise defined herein, terms used herein and defined in the Note shall be used herein as so defined), all as more specifically described in the Note and Purchase Agreement;

          WHEREAS, it is a condition to the closing of the Purchase Agreement and of Creditor's agreement to make the Loan to Debtor that Guarantors execute and deliver this Guaranty to Creditor;

          WHEREAS, each Guarantor desires to execute and deliver this Guaranty to Creditor in order to induce Creditor to make the Loan to Debtor, which will be to the direct interest, advantage and benefit of such Guarantor.

AGREEMENTS:

NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, and to induce Creditor to the Loan to Debtor, each Guarantor hereby agrees as follows:

    Each Guarantor hereby guarantees to Creditor the full and prompt payment and performance of the following: (a) the indebtedness evidenced by the Note, principal and any and all interest accrued or to accrue thereon, together with any extensions, modifications or renewals thereof, (b) the obligations of Debtor to Creditor pursuant to the Note, the Security Agreement

1

    and any and all other instruments, documents and agreements now or hereafter further evidencing, securing or otherwise related to the indebtedness evidenced by the Note (together with any extensions, modifications or renewals thereof, herein referred to as the "Loan Documents") and (c) any and all other indebtedness and obligations of Debtor to Creditor, direct or contingent, whether now existing or hereafter arising and however evidenced or denominated (the aforesaid indebtedness and other obligations are sometimes herein collectively referred to as the "Guaranteed Obligations").

    Each Guarantor hereby agrees that if the Guaranteed Obligations are not timely paid or performed, as the case may be, in accordance with the terms thereof, such Guarantor immediately will pay or perform such Guaranteed Obligations. If for any reason any payment or obligation in respect of the Guaranteed Obligations shall be determined at any time to be a voidable preference or otherwise shall be set aside or required to be returned or repaid, this Guaranty nevertheless shall remain in full force and effect and shall be fully enforceable against each Guarantor for the payment or obligation set aside, returned or repaid, as well as any other Guaranteed Obligations still outstanding, notwithstanding the fact that this Guaranty may have been canceled, released and returned to such Guarantor by Creditor.

    In addition to the obligations of Guarantors to Creditor pursuant to Paragraph 1 hereof, each Guarantor further agrees to pay any and all expenses (including attorney's fees) reasonably incurred by Creditor in endeavoring to collect or enforce the obligations of Guarantors under this Guaranty.

    Each Guarantor hereby waives notice of any breach or default by Debtor, and hereby further waives presentment, demand, notice of dishonor and protest with respect to any instrument now or hereafter evidencing any of the Guaranteed Obligations.

    Any act of Creditor consisting of a waiver of any of the terms, covenants or conditions of the Guaranteed Obligations, or the giving of any consent to any matter or thing relating to the Guaranteed Obligations, or the granting of any indulgences or extensions of time to Debtor, may be done without notice to any Guarantor and without releasing the obligations of any Guarantor hereunder.

    The obligations of Guarantors hereunder shall not be released or impaired by (a) Creditor's receipt, application or release of any security at any time given for the payment, performance or observance of any of the Guaranteed Obligations, or (b) the release of, or the modification of the obligations of, any other indorser, surety or guarantor of any of the Guaranteed Obligations. Similarly, the obligations of Guarantors hereunder shall not be released or impaired by any amendment to or modification of any of the terms of the Guaranteed Obligations made by Creditor and Debtor, but in the case of any such amendment or modification, the liability of Guarantors shall be deemed modified in accordance with the terms of any such amendment or modification.

    The liability of Guarantors hereunder shall in no way be affected by (a) the release or discharge of Debtor in any creditors', receivership, bankruptcy or other proceedings, (b) the impairment, limitation or modification of the liability of Debtor

2

    or the estate of Debtor in bankruptcy, or of any remedy for the enforcement of any of the Guaranteed Obligations resulting from the operation of any present or future provision of the federal bankruptcy law or any other statute or the decision of any court, (c) the rejection or disaffirmance of any instrument, document or agreement evidencing any of the Guaranteed Obligations in any such proceedings, (d) the death or dissolution or any disability or other defense of Debtor, or (e) the cessation from any cause whatsoever of the liability of Debtor with respect to the Guaranteed Obligations.

    Until all of the covenants, terms and conditions of Debtor with respect to the Guaranteed Obligations have been fully paid, performed, kept and observed, as the case may be, (a) any liability or indebtedness of Debtor now or hereafter held by any Guarantor is and shall be subject and subordinate to the obligations of Debtor to Creditor under the Guaranteed Obligations, and (b) each Guarantor hereby waives and agrees not to enforce any claim, right or remedy that such Guarantor may now have or hereafter acquire against Debtor that arises hereunder or from performance by such Guarantor hereunder, including any claim, right or remedy of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of Creditor against Debtor or any collateral now or hereafter securing the Guaranteed Obligations, regardless of whether such claim, right or remedy arises under contract, by statute, under common law, in equity or otherwise.

    This is a guaranty of payment and performance and not of collection. The liability of Guarantors hereunder shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Debtor or any other person, nor against any collateral available to Creditor. Each Guarantor hereby waives any right to require that an action be brought against Debtor or any other person or to require that resort be had to any collateral in favor of Creditor prior to discharging its obligations hereunder. Each Guarantor further waives any right of such Guarantor to require that an action be brought against Debtor under the provisions of Title 47, Chapter 12, Tennessee Code Annotated, as the same may be amended from time to time.

    Each Guarantor hereby consents and agrees that all payments and credits received from Debtor or a Guarantor or realized from any collateral may be applied by Creditor to the Guaranteed Obligations in such priority as Creditor in its sole judgment shall see fit.

    All obligations of Guarantors hereunder shall be joint and several, and all references herein to "Guarantor" and "Guarantors" shall refer to each of said persons or entities jointly and severally. Without the prior written consent of Guarantors, this Guaranty is not assignable by Creditor. This Guaranty shall be binding upon each Guarantor and its successors, successors-in-title and assigns, and shall inure to the benefit of Creditor, its heirs, representatives, successors, successors-in-title.

    Any and all notices, elections or demands permitted or required to be made under this Guaranty shall be in writing and shall be delivered in the time and manner specified in the Security Agreement, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing.

3

    This Guaranty shall be construed in accordance with and governed by the laws of the State of Tennessee applicable to contracts to be performed within said state.

    No amendment or modification hereof shall be effective unless evidenced by a writing signed by Guarantors and Creditor. When used herein, the singular shall include the plural, and vice versa, and the use of any gender shall include all other genders, as appropriate.

    Each Guarantor hereby waives notice of acceptance of this Guaranty by Creditor.

    Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions or replacements thereof as the context may require. When used herein, (a) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (b) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (c) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

    EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER, RELATING TO OR CONNECTED WITH THIS GUARNTY, THE COLLATERAL OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT CONTEMPLATED HEREBY OR DELIVERED IN CONNECTION HEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT.

    The creation or existence from time to time of Guaranteed Obligations in excess of the amount committed to or outstanding on the date of this Guaranty is hereby authorized, without notice to Guarantor, and shall in no way impair or affect this Guaranty or the rights of the Creditor hereunder. It is the intention of Guarantor and the Creditor that Guarantor's obligations hereunder shall be equal to, but not greater than, the Maximum Guaranteed Amount (as herein defined). The "Maximum Guaranteed Amount" with respect to Guarantor, shall mean the maximum amount that could be paid by Guarantor without rendering this Guaranty void or voidable as would otherwise be held or determined by a court of competent jurisdiction in any insolvency proceeding involving any state or federal bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to the insolvency of debtors.

[This space left blank intentionally; signature page follows]

4

IN WITNESS WHEREOF, the undersigned Guarantors have executed this Guaranty as of the date first above written.

DEBTORS:                                                        TRUSTCASH, LLC,
                                                                            a Delaware limited liability company

                                                                            By: ________________________________
                                                                            Name:
                                                                            Title:

                ALTERNATE PAYMENT SYSTEMS, INC.
                a Delaware corporation

                                                                           By: ________________________________
                                                                           Name:
                                                                           Title:

ACCEPTED this ___ day of _________, 2007.

LTGTTC, LLC

By: __________________________________________
          Name: ____________________________________
          Title: _____________________________________

5

STATE OF TENNESSEE )

COUNTY OF ___________ )

Personally appeared before me, the undersigned, a Notary Public having authority within the State and County aforesaid, __________________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _______________ of TRUSTCASH, LLC, a limited liability company, and is authorized by the limited liability company to execute this instrument on behalf of the limited liability company.

                            WITNESS my hand, at office, this _____ day of ___________________, 2007.

__________________________________
                       Notary Public

My Commission Expires:

____________________

STATE OF TENNESSEE )

COUNTY OF ___________ )

Personally appeared before me, the undersigned, a Notary Public having authority within the State and County aforesaid, __________________, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is the _______________ of ALTERNATE PAYMENT SYSTEMS, INC., a corporation, and is authorized by the corporation to execute this instrument on behalf of the corporation.

WITNESS my hand, at office, this _____ day of ___________________, 2007.

______________________________
                  Notary Public

My Commission Expires:

____________________

6